<On COUNTRY Letterhead>


March 1, 2022

Important information about your Variable Universal Life or Variable Annuity policies

Thank you for being a part of the COUNTRY Financial family. We're pleased to provide you with the annual reports for the investment options you've selected under your COUNTRY Investors Life Assurance Company Variable Universal Life Insurance Policy or Variable Annuity. Because some fund families combine their fund reports into one document, you may receive additional fund reports for investment options you're not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2021. However, they do not reflect product charges, such as premium expense charges, cost of insurance, and policy administration fees.

As always, remember past performance cannot predict or guarantee future returns.

If you've previously received prospectuses, annual reports, and semi-annual reports on a CD-ROM, please be advised that this delivery option is no longer available.

We hope you find the enclosed information helpful. If you have any questions, please reach out to your COUNTRY Financial representative.

Congratulations on staying committed to your financial future!


Sincerely,

Your COUNTRY Financial team